UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 3, 2008
DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-11690	34-1723097

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 755-5500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On December 3, 2008, Developers Diversified Realty Corporation (the “Company”) entered into a Sales Agency Financing Agreement (the “Agreement”) with BNY Mellon Capital Markets, LLC (“BNYMCM”). Under the terms of the Agreement, the Company may issue and sell, from time to time, up to $200,000,000 of its common shares, $0.10 par value per share (the “Shares”). The term of the Agreement will be for a period of up to three years. BNYMCM will act as the Company’s agent in connection with any offerings of the Shares under the Agreement.
     The Shares may be offered in one or more selling periods, none of which will exceed 20 trading days. The sales, if any, of the Shares under the Agreement will be made in “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, including sales made directly on the New York Stock Exchange, to or through a market maker or through an electronic communications network, or if the Company and BNYMCM agree in writing, sales may be made in privately negotiated transactions. The Company shall specify to BNYMCM (i) the aggregate selling price of the Shares to be sold during each selling period, which may not exceed $100,000,000 without BNYMCM’s prior written consent and (ii) the minimum price below which sales may not be made, which may not be less than $1.00 per share without BNYMCM’s prior written consent. The Company will pay BNYMCM a commission equal to 1% of the sales price of all Shares sold through it as agent under the Agreement plus its reasonable documented out-of-pocket expenses including fees and expenses of counsel (up to $75,000 in the aggregate) as well as legal fees in connection with continuing due diligence (up to $5,000 for any fiscal quarter) in connection with its services under the Agreement.
     The Shares will be issued pursuant to the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-139118) filed on December 4, 2006 with the Securities and Exchange Commission (the “SEC”). The Company filed a prospectus supplement, dated December 3, 2008, to the prospectus, dated December 4, 2006, with the SEC in connection with the offer and sale of the Shares.
     The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference; the description of the material terms of the Agreement is qualified in its entirety by reference to that exhibit.
     In the ordinary course of business, BNYMCM and/or its affiliates have provided, and may in the future provide, investment banking, commercial banking, corporate trust services and other services for the Company from time to time for which they have received, and will in the future receive, customary fees and reimbursement of expenses.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     The following exhibits are filed herewith and are exhibits to the Registration Statement:
     (d) Exhibits

Exhibit Number	Description
1.1	Sales Agency Financing Agreement, dated December 3, 2008, between Developers Diversified Realty Corporation and BNY Mellon Capital Markets, LLC

5.1	Opinion of Jones Day regarding the Shares

8.1	Opinion of Jones Day regarding certain tax matters

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 8.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
	By:	/s/ William H. Schafer
		Name:	William H. Schafer
Date: December 3, 2008		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Sales Agency Financing Agreement, dated December 3, 2008, between Developers Diversified Realty Corporation and BNY Mellon Capital Markets, LLC

5.1	Opinion of Jones Day regarding the Shares

8.1	Opinion of Jones Day regarding certain tax matters

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 8.1)